UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2014

HF2 FINANCIAL MANAGEMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35848 (Commission File Number)	46-1314400 (IRS Employer Identification No.)

999 18th Street, Suite 3000, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)

Registrant’s telephone number, including area code (303) 498-9737

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

HF2 Financial Management Inc. (the “Company”) sadly announced today that Richard S. Foote, who was the Company’s President and Chief Executive Officer and a director, died suddenly on April 25, 2014.

The Company also announced that its Board of Directors has appointed R. Bruce Cameron, the Company’s Chairman of the Board, as Chief Executive Officer. Mr. Cameron’s biographical information, as well as information regarding any transactions with the Company in which Mr. Cameron has a material interest, can be found in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 31, 2014.

A copy of the news release is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by HF2 Financial Management Inc., dated April 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF2 Financial Management Inc.

Date: April 28, 2014	By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by HF2 Financial Management Inc., dated April 28, 2014.